Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-K

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 10/17/2005


Blended Coupon 4.9613%


Excess Protection Level
3 Month Average   7.64%
April, 2001   7.84%
March, 2001   7.66%
February, 2001   7.42%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 6.80%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,425,622,873.29